UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2015

Islet Sciences, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-34048	87-0531751
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18340 Yorba Linda Blvd.
Suite 107-245
Yorba Linda, CA 92886

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (866) 878-9695

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 18, 2015, Islet Sciences, Inc. (the “Company”) sold an aggregate 50,000 shares of its Series A Convertible Preferred Stock (the “Series A Preferred”) to a certain investor for an aggregate consideration of $30,000. The rights, privileges and preferences of the Series A Preferred, including the terms concerning the right to convert into the Company’s common stock, par value $0.001 (the “Common Stock”), was previously disclosed in Item 3.03 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2015 and is incorporated herein by reference. As additional consideration for the purchase of the Series A Preferred, the investor will receive a warrant (the “Warrant”), to purchase 250,000 shares of the Company’s Common Stock. The Warrant has a five (5)-year term from the first available exercise date, which shall occur following the requisite increase in authorized shares of Common Stock, but no later than January 5, 2017. The Warrant has an exercise price equal to the price per share paid by investors in the Company’s next equity financing with an aggregate amount raised greater than $5,000,000, or an amount equal to 200% of the VWAP for the sixty (60) days immediately preceding the exercise date per share of Common Stock, in the event no such financing occurs prior to the first available exercise date. The foregoing description of the Warrant does not purport to be complete and is qualified in its entirety by reference to the form of the Warrant, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Series A Preferred and the Warrant were issued by the Company pursuant to exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on Section 4(a)(2) and Regulation D promulgated thereunder. The investor represented to the Company that it acquired the securities for investment only and not with a view to or for sale in connection with any distribution thereof and appropriate legends were affixed to the securities issued in the transaction. The investor also represented to the Company that it was an accredited investor as defined in Rule 501 promulgated under the Securities Act. The offering was not conducted in connection with a public offering and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Warrant to Purchase Common Stock of Islet Sciences, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Islet Sciences, Inc.

Dated: December 24, 2015	By:	/s/ Larry K. Ellingson
Name: Larry K. Ellingson
Title: Chairman, Chief Executive Officer and President

Exhibit Index

Exhibit Number	Description

10.1	Form of Warrant to Purchase Common Stock of Islet Sciences, Inc.